Exhibit 10.28

ASSIGNMENT OF EMPLOYMENT AGREEMENT

ASSIGNMENT OF EMPLOYMENT AGREEMENT (this “Agreement”), dated as of February 10, 2010 by and among Envision Solar International, Inc., a California corporation (“Envision”), Casita Enterprises, Inc., a Nevada corporation (“Casita”), and Joanna Tan (“Executive”).

WHEREAS, Envision and Executive have entered into that certain Employment Agreement, dated as of February 2, 2009 (the “Employment Agreement”);

WHEREAS, Casita and Executive wish to assign all of Envision’s, right, title and interest in, to and under the Employment Agreement to Casita and Casita agrees to assume and accept such assignments and Executive consents to such assignment.

NOW THEREFORE, Envision, Casita and Executive agree as follows:

1.           Assignment and Assumption.  Envision does hereby sell, assign and transfer (the “Assignment”) unto Casita and its successors and assigns, all of its obligations, right, title and interest in, to and under the Employment Agreement.  Each of the undersigned consents to the Assignment.

2.            Ratification.  Except as assigned hereby, nothing herein contained shall otherwise modify, reduce, amend or otherwise supplement the terms and provisions of the Employment Agreement, which shall remain in full force and effect in accordance with its terms.

3.           Governing Law.  This Agreement shall be governed by, and be construed in accordance with, the laws of the State of New York.

4.           Counterparts.  This Agreement may be executed in one or more counterparts by the parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date first written above.

ENVISION SOLAR INTERNATIONAL, INC.

By:	/s/ Robert Noble
Name: Robert Noble
Title: Chief Executive Officer

CASITA ENTERPRISES, INC.

By:	/s/ Robert Noble
Name: Robert Noble
Title: Chief Executive Officer

Executive:

/s/ Joanna Tan
Joanna Tan